                       A Closed-End Investment Company
                    listed on the New York Stock Exchange

            100 PARK AVENUE NEW YORK • NY 10017
                              212-916-8400 • 1-800-436-8401
                         E-mail: InvestorRelations@gainv.com
                      www.generalamericaninvestors.com

For the three months ended March 31, 2013, the	specifically, housing and basic industry exhibited
net asset value per Common Share increased	marked improvements, leading many to conclude
10.5%, while the investment return to our	that the U.S. continues to experience a broadening
stockholders increased by 12.3%. By comparison,	expansion.
our benchmark, the Standard & Poor’s 500 Stock
Index (including income), increased 10.6%. For the	Asset classes with weak performance on a relative
twelve months ended March 31, 2013, the return on	basis were largely confined to commodities and for-
the net asset value per Common Share increased by	eign markets whose central banks did not engage in
13.4%, and the return to our stockholders increased	quantitative easing. Recent speeches and published
by 15.7%; these compare with an increase of 14.0%	commentaries by members of the Federal Reserve
for the S&P 500. During both periods, the discount at	suggest a long-term continuation of easy money poli-
which our shares traded continued to fluctuate and on	cies and promises of more monetary stimulus, if con-
March 31, 2013, it was 13.5%.	ditions warrant. In this environment, we continue to
believe that equities offer a better outlook than fixed
As detailed in the accompanying financial statements	income investments. Equity price-to-earnings ratios,
(unaudited), as of March 31, 2013, the net assets	though modestly elevated by historical standards,
applicable to the Company’s Common Stock were	appear less compelling if one accounts for corpo-
$1,066,906,005 equal to $36.11 per Common Share.	rate profit margins, which are near 65-year highs.
Because equities are no longer undervalued broadly,
The increase in net assets resulting from operations	our expectations over the near-term are more muted.
for the three months ended March 31, 2013 was
$102,385,701. During this period, the net realized	Ms. D. Ellen Shuman, a director since 2004, decided
gain on investments sold was $28,154,589, and	not to stand for re-election at the annual meeting
the increase in net unrealized appreciation was	held today. Her wisdom, judgment, and service as
$76,188,836 . Net investment income for the	the Chair of the Audit Committee and prior thereto
three months was $870,269, and distributions to	as Chair of the Compliance Committee have been
Preferred Stockholders amounted to $2,827,993.	invaluable to the Board of Directors. We express our
gratitude and deep appreciation for her distinguished
During the three months, 6,366 shares of the	service to the Company.
Company’s Common Stock were repurchased for
$197,952 at an average discount from net asset value	Information about the Company, including our
of 13.0%.	investment objectives, operating policies and
procedures, investment results, record of dividend
The first quarter rally in stocks was among the best in	and distribution payments, financial reports and press
decades and General American Investors participated	releases, is on our website and has been updated
fully.	through March 31, 2013. It can be accessed on the
internet at www.generalamericaninvestors.com.
Faced with weakened European banks and economic
performance, increases in payroll and upper-income	By Order of the Board of Directors,
tax rates in the U.S., damage to infrastructure from
Hurricane Sandy, and the prospect of the fiscal	GENERAL AMERICAN INVESTORS COMPANY, INC.
sequester, many market forecasters anticipated weak
equity market performance for the first half of the	Jeffrey W. Priest
year. In fact, gloom was priced-in at the start of the	President and Chief Executive Officer
New Year, and U.S. markets reached new highs.	April 10, 2013
Earnings modestly improved quarter-over-quarter—

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (3.3%)
DISCRETIONARY	1,264,063	Ford Motor Company		$16,622,428
(15.4%)	330,211	Visteon Corporation (a)		19,053,175
			(Cost $34,971,752)	35,675,603
	CONSUMER SERVICES (1.2%)
	750,000	International Game Technology	(Cost $8,678,620)	12,375,000
	RETAILING (10.9%)
	284,050	Kohl’s Corporation		13,103,227
	460,000	Target Corporation		31,487,000
	1,544,668	The TJX Companies, Inc.		72,213,229
			(Cost $44,127,891)	116,803,456
			(Cost $87,778,263)	164,854,059

CONSUMER	FOOD, BEVERAGE AND TOBACCO (11.8%)
STAPLES	350,000	Diageo plc ADR		44,044,000
(15.7%)	450,000	Nestle S.A.		32,504,963
	240,000	PepsiCo, Inc.		18,986,400
	728,845	Unilever N.V.		29,981,906
			(Cost $66,076,185)	125,517,269
	FOOD AND STAPLES RETAILING (3.9%)
	394,500	Costco Wholesale Corporation	(Cost $12,041,935)	41,860,395
			(Cost $78,118,120)	167,377,664

ENERGY	818,069	Alpha Natural Resources, Inc. (a)		6,716,346
(9.0%)	331,478	Apache Corporation		25,576,842
	300,000	Canadian Natural Resources Limited		9,639,000
	725,000	Halliburton Company		29,297,250
	2,050,000	Weatherford International Ltd. (a)		24,887,000
			(Cost $74,347,982)	96,116,438

FINANCIALS	BANKS (1.8%)
(25.3%)	425,000	Bond Street Holdings LLC, Class A (a) (b)		6,375,000
	75,000	Bond Street Holdings LLC, Class B (a) (c)		1,068,750
	110,000	M&T Bank Corporation		11,347,600
			(Cost $10,560,176)	18,791,350
	DIVERSIFIED FINANCIALS (6.0%)
	315,000	American Express Company		21,249,900
	475,000	JPMorgan Chase & Co.		22,543,500
	587,500	Nelnet, Inc.		19,857,500
			(Cost $35,912,515)	63,650,900
	INSURANCE (17.5%)
	330,492	Aon Corporation		20,325,258
	825,000	Arch Capital Group Ltd. (a)		43,370,250
	110	Berkshire Hathaway Inc. Class A (a)		17,190,800
	240,000	Everest Re Group, Ltd.		31,166,400
	53,500	Forethought Financial Group, Inc. Class A (a) (d)		12,572,500
	400,000	MetLife, Inc.		15,208,000
	260,000	PartnerRe Ltd.		24,208,600
	400,000	Platinum Underwriters Holdings, Ltd.		22,324,000
			(Cost $76,767,943)	186,365,808
			(Cost $123,240,634)	268,808,058

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(5.7%)	120,000	Celgene Corporation (a)		$13,909,200
	789,211	Cytokinetics, Incorporated (a)		899,701
	428,600	Gilead Sciences, Inc. (a)		20,975,684
	858,979	Idenix Pharmaceuticals, Inc. (a)		3,040,786
	755,808	Pfizer Inc.		21,812,619
			(Cost $32,892,208)	60,637,990

INDUSTRIALS	CAPITAL GOODS (6.5%)
(14.7%)	1,200,000	ABB Ltd. ADR		27,312,000
	360,000	Owens Corning (a)		14,194,800
	300,000	United Technologies Corporation		28,029,000
			(Cost $44,819,903)	69,535,800
	COMMERCIAL AND PROFESSIONAL SERVICES (8.2%)
	292,500	The ADT Corporation		14,314,950
	1,087,100	Republic Services, Inc.		35,874,300
	263,998	Towers Watson & Co. Class A		18,300,341
	475,000	Waste Management, Inc.		18,624,750
			(Cost $62,822,378)	87,114,341
			(Cost $107,642,281)	156,650,141

INFORMATION	SEMICONDUCTORS AND EQUIPMENT (2.0%)
TECHNOLOGY	311,850	ASML Holding N.V.	(Cost $4,663,838)	21,202,682
(14.5%)
	SOFTWARE AND SERVICES (2.1%)
	795,000	Microsoft Corporation	(Cost $20,749,343)	22,740,975
	TECHNOLOGY HARDWARE AND EQUIPMENT (10.4%)
	67,000	Apple Inc.		29,658,220
	960,000	Cisco Systems, Inc.		20,059,200
	615,000	EMC Corporation (a)		14,692,350
	700,000	QUALCOMM Incorporated		46,858,000
			(Cost $76,036,872)	111,267,770
			(Cost $101,450,053)	155,211,427

MATERIALS	100,000	Nucor Corporation	(Cost $4,231,438)	4,615,000
(0.4%)

MISCELLANEOUS		Other (e)	(Cost $43,255,337)	44,121,408
(4.1%)

TELECOMMUNICATION	523,100	Vodafone Group plc ADR	(Cost $13,766,306)	14,856,040
SERVICES (1.4%)

	TOTAL COMMON STOCKS (106.2%)		(Cost $666,722,622)	1,133,248,225

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
130,653,060	SSgA U.S. Treasury Money Market Fund (12.2%)	(Cost $130,653,060)	$130,653,060
TOTAL INVESTMENTS (f) (118.4%)		(Cost $797,375,682)	1,263,901,285
Liabilities in excess of cash, receivables and other assets (-0.6%)			(6,878,105)
PREFERRED STOCK (-17.8%)			(190,117,175)

NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,066,906,005

ADR - American Depository Receipt (a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $8,500,000, unit cost is $20.00 per share and fair value is $15.00 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.

(c) Level 3 fair value measurement, restricted security acquired 05/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $14.25 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. (d) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $235.00 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security. Significant increases (decreases) in the relative valuation metrics of the peer group companies may result in higher (lower) estimates of fair value.

(e) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(f) At March 31, 2013 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $482,894,542 aggregate gross unrealized depreciation was $16,368,939, and net unrealized appreciation was $466,525,603.

	Contracts			Value
Call Option	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
SEMICONDUCTORS
AND EQUIPMENT	300	ASML Holding N.V./April 20, 2013/$4.70	(Premium Received with Broker $104,999)	$141,000

Put Option
SOFTWARE
AND SERVICES	900	eBay Inc./May 18, 2013/$50.00	(Premium Deposited with Broker $202,872)	82,800
		TOTAL CALL AND PUT OPTIONS	(Premiums $307,871)	$223,800

(see notes to unaudited financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
The ADT Corporation	—	292,500	(b)
EMC Corporation	185,000	615,000	(b)
Idenix Pharmaceuticals, Inc.	488,565	858,979	(b)
Owens Corning	—	360,000	(b)
ADDITIONS
Alpha Natural Resources, Inc.	393,069	818,069
Cytokinetics, Incorporated	87,100	789,211
Republic Services, Inc.	130,000	1,087,100
Vodafone Group Plc ADR	50,000	523,100

DECREASES
ELIMINATIONS
Epoch Holding Corporation	912,562	—
JPMorgan Chase & Co. Warrants Expiring 10/28/2018	225,000	—
The Manitowoc Company, Inc.	825,000	—
REDUCTIONS
Celgene Corporation	30,000	120,000
Halliburton Company	25,000	725,000
JPMorgan Chase & Co.	25,000	475,000
Nelnet, Inc.	82,500	587,500
Nucor Corporation	100,000	100,000
PepsiCo, Inc.	10,991	240,000
United Technologies Corporation	25,000	300,000
Waste Management, Inc.	155,000	475,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS
Financials
Banks	$10,560	$18,791	1.8%
Diversified Financials	35,913	63,651	6.0
Insurance	76,768	186,366	17.5
	123,241	268,808	25.3
Consumer Staples
Food, Beverage & Tobacco	66,076	125,517	11.8
Food & Staples Retailing	12,042	41,861	3.9
	78,118	167,378	15.7
Consumer Discretionary
Automobiles & Components	34,972	35,676	3.3
Consumer Services	8,679	12,375	1.2
Retailing	44,128	116,803	10.9
	87,779	164,854	15.4
Industrials
Capital Goods	44,820	69,536	6.5
Commercial & Professional Services	62,822	87,114	8.2
	107,642	156,650	14.7
Information Technology
Semiconductors & Equipment	4,664	21,203	2.0
Software & Services	20,749	22,741	2.1
Technology Hardware & Equipment	76,037	111,268	10.4
	101,450	155,212	14.5
Energy	74,348	96,116	9.0
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	32,892	60,638	5.7
Miscellaneous**	43,255	44,121	4.1
Telecommunication Services	13,766	14,856	1.4
Materials	4,232	4,615	0.4
	666,723	1,133,248	106.2
Short-Term Securities	130,653	130,653	12.2
Total Investments	$797,376	1,263,901	118.4
Other Assets and Liabilities - Net		(6,878)	(0.6)
Preferred Stock		(190,117)	(17.8)
Net Assets Applicable to Common Stock		$1,066,906	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $666,722,622)		$1,133,248,225
Money market fund (cost $130,653,060)		130,653,060
Total investments (cost $797,375,682)		1,263,901,285

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$4,964,826
Receivable for securities sold	963,684
Dividends, interest and other receivables	1,116,949
Qualified pension plan asset, net excess funded (note 7)	826,312
Prepaid expenses and other assets	1,789,748	9,661,519
TOTAL ASSETS		1,273,562,804
LIABILITIES
Payable for securities purchased	6,792,843
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $307,871)	223,800
Accrued supplemental pension plan liability (note 7)	5,035,144
Accrued supplemental thrift plan liability (note 7)	2,674,651
Accrued expenses and other liabilities	1,593,231

TOTAL LIABILITIES		16,539,624

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 29,547,654 shares (note 5)		$1,066,906,005

NET ASSET VALUE PER COMMON SHARE		$36.11

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,547,654 shares at par value (note 5)	$29,547,654
Additional paid-in capital (note 5)	551,230,103
Undistributed net investment income (note 5)	1,817,430
Undistributed realized gain on investments	28,521,891
Accumulated other comprehensive income (note 7)	(7,772,799)
Unallocated distributions on Preferred Stock	(3,047,948)
Unrealized appreciation on investments	466,609,674

NET ASSETS APPLICABLE TO COMMON STOCK		1,066,906,005

* Collateral for options written.

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $49,213)		$3.984,446
EXPENSES
Investment research	$1,584,587
Administration and operations	869,996
Office space and general	417,063
Directors’ fees and expenses	65,917
Auditing and legal fees	60,000
Transfer agent, custodian and registrar fees and expenses	53,899
Miscellaneous taxes	53,141
Stockholders’ meeting and reports	9,574	3,114,177
NET INVESTMENT INCOME		870,269
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term except for $1,173,149)	28,153,554
Written option transactions (notes 1b and 4)	1,035
	28,154,589
Net increase in unrealized appreciation on investments	76,188,836
NET GAIN ON INVESTMENTS		104,343,425
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$102,385,701

	Three Months Ended
	March 31, 2013	Year Ended
OPERATIONS	(Unaudited)	December 31, 2012
Net investment income	$870,269	$6,973,024
Net realized gain on investments	28,154,589	60,458,284
Net increase in unrealized appreciation	76,188,836	84,267,705
	105,213,694	151,699,013
Distributions to Preferred Stockholders:
From net investment income	—	(1,205,766)
From short-term capital gains	—	(85,020)
From long-term capital gains	—	(10,021,186)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	102,385,701	140,387,041
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	(87,605)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(6,109,048)
From short-term capital gains	—	(430,801)
From long-term capital gains	—	(50,405,654)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(56,945,503)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	9,300,595	21,554,674
Cost of Common Shares purchased	(197,952)	(36,028,316)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	9,102,643	(14,473,642)
NET INCREASE IN NET ASSETS	111,488,344	68,880,291

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	955,417,661	886,537,370
END OF PERIOD (including undistributed net investment income of $1,817,430 and
$947,161, respectively)	$1,066,906,005	$955,417,661

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended
March 31, 2013 and for each year in the five-year period ended December 31, 2012. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2013			Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$32.68		$29.78	$31.26	$27.50	$21.09	$38.10
Net investment income	.03		.24	.18	.19	.11	.42
Net gain (loss) on securities -
realized and unrealized	3.50		5.05	(.68)	4.37	6.94	(16.15)
Other comprehensive income	—		—	(.10)	—	.07	(.25)
	3.53		5.29	(.60)	4.56	7.12	(15.98)
Distributions on Preferred Stock:
Dividends from net investment income	—		(.04)	(.11)	(.07)	(.11)	(.11)
Distributions from net short-term capital gains	—		(.01)	(.01)	(.03)	(.05)	—
Distributions from net long-term capital gains	—		(.34)	(.26)	(.27)	(.19)	(.27)
Distributions from return of capital	—		—	—	—	(.01)	—
Unallocated	(.10)		—	—	—	—	—
	(.10)		(.39)	(.38)	(.37)	(.36)	(.38)
Total from investment operations	3.43		4.90	(.98)	4.19	6.76	(16.36)
Distributions on Common Stock:
Dividends from net investment income	—		(.21)	(.15)	(.08)	(.10)	(.19)
Distributions from net short-term capital gains	—		(.02)	(.01)	(.03)	(.05)	—
Distributions from net long-term capital gains	—		(1.77)	(.34)	(.32)	(.19)	(.46)
Distributions from return of capital	—		—	—	—	(.01)	—
	—		(2.00)	(.50)	(.43)	(.35)	(.65)

Net asset value, end of period	$36.11		$32.68	$29.78	$31.26	$27.50	$21.09
Per share market value, end of period	$31.23		$27.82	$24.91	$26.82	$23.46	$17.40
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	12.26	%*	19.77%	(5.29%)	16.24%	36.86%	(48.20%)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,066,906		$955,418	$886,537	$950,941	$864,323	$674,598
Ratio of expenses to average net assets
applicable to Common Stock	1.23	%**	1.67%	1.39%	1.54%	1.93%	0.87%
Ratio of net income to average net assets
applicable to Common Stock	0.34	%**	0.74%	0.56%	0.66%	0.46%	1.31%
Portfolio turnover rate	4.27	%*	9.56%	11.17%	18.09%	24.95%	25.52%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$199,617
Asset coverage	661%		603%	566%	600%	555%	438%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.57		$25.54	$25.47	$24.95	$24.53	$21.90

*Not annualized
**Annualized
(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and State income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,113,231,975	—	$20,016,250	$1,133,248,225
Money market fund	130,653,060	—	—	130,653,060
Total	$1,243,885,035	—	$20,016,250	$1,263,901,285

Liabilities
Options Written	($223,800)			($223,800)

The aggregate value of Level 3 portfolio investments changed during the three months ended March 31, 2013 as follows:

Change in portfolio valuations using signifi cant unobservable inputs	Level 3
Fair value at December 31, 2012	$21,218,125
Net change in unrealized appreciation on investments	(1,201,875)
Fair value at March 31, 2013	$20,016,250
The decrease in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at March 31, 2013 and reported within the caption Net change in
unrealized appreciation in the Statement of Operations:	($1,201,875)

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2013 amounted to $46,356,496 and $66,911,221, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written call options and collateralized put options during the three months ended March 31, 2013 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2012	300	$104,999	0	$0
Options written	0	0	927	208,722
Options exercised	0	0	0	0
Options terminated in closing purchase transaction	0	0	(27)	(5,850)
Options outstanding, March 31, 2013	300	$104,999	900	$202,872

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
29,547,654 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
March 31, 2013.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date,
395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2013 and the year ended December 31, 2012 were as follows:

		Shares		Amount
	2013		2012	2013	2012
Shares issued in payment of dividends and distributions
(includes 320,048 and 766,116 shares issued from treasury)	320,048		766,116	$320,048	$766,116
Increase in paid-in capital				8,980,547	20,788,558
Total increase				9,300,595	21,554,674
Shares purchased (at an average discount from net asset value
of 13.0% and 14.5%, respectively)	(6,366)		(1,298,533)	(6,366)	(1,298,533)
Decrease in paid-in capital				(191,586)	(34,729,783)
Total decrease				(197,952)	(36,028,316)
Net increase (decrease)	313,682		(532,417)	$9,102,643	($14,473,642)

At March 31, 2013, the Company held in its treasury 2,433,218 shares of Common Stock with an aggregate cost in the amount of
$65,118,717.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31,
2013 to its offi cers (identifi ed on back cover) amounted to $1,336,958.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the three months ended March 31, 2013 were:

Service cost	$150,125
Interest cost	185,717
Expected return on plan assets	(247,135)
Amortization of prior service cost	11,647
Recognized net actuarial loss	219,531

Net periodic benefi t cost	$319,885

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the three months ended March 31, 2013 was $269,195. The qualifi ed thrift plan acquired
15,617 shares, sold 28,800 shares and distributed 19,585 shares of the Company’s Common Stock during the three months ended March
31, 2013 and held 452,068 shares of the Company’s Common Stock at March 31, 2013.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $274,800 for the three months ended March 31, 2013. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2013 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2012 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 15, 2013, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*
Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III
*Information as of April 10, 2013

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENTAUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

RESULTS OF THE ANNUAL MEETING
	OF STOCKHOLDERS
The votes cast by stockholders at the Company’s annual meeting held on April 10, 2013 were as follows:

	FOR	WITHHELD
Election of Directors:
Rodney B. Berens	28,037,292	4,942,092
Lewis B. Cullman	28,921,250	4,058,134
Spencer Davidson	30,368,462	2,610,922
Gerald M. Edelman	30,243,001	2,736,383
John D. Gordan, III	30,505,188	2,474,196
Betsy F. Gotbaum	31,223,032	1,756,352
Sidney R. Knafel	30,302,299	2,677,085
Daniel M. Neidich	27,940,798	5,038,586
Jeffrey W. Priest	30,531,206	2,448,178

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,945,805	149,868
Raymond S. Troubh	6,918,278	177,395

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2013:
For - 31,628,031;	Against - 227,765;	Abstain - 1,123,588